                                                                    EXHIBIT 10.1
                                                                    ------------


              AMENDMENT NUMBER 1 TO THE SERIES 2000-1 SUPPLEMENT

        Amendment Number 1, dated as of May 17, 2001 (this "Amendment") to the Series 2000-1 Supplement, dated as of October 2, 2000 (the "Supplement"), by and among CSI Funding, Inc. ("CSI"), CompuCom Systems, Inc. ("CompuCom"), Lloyds TSB Bank PLC and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association) (the "Trustee").

        WHEREAS, the Supplement supplements the Pooling and Servicing Agreement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 (as amended, the "Agreement"), by and among CSI, CompuCom and the Trustee; and

        WHEREAS, all of the parties to the Supplement desire to make the amendments to the Supplement set forth below;

        In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Series 2000-1 Certificateholders and the other parties to the Supplement:


                                   ARTICLE I

                                  Definitions
                                  -----------

        SECTION 1.01.  Cross Reference to Definitions in Agreement. Capitalized
                       -------------------------------------------
terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Supplement or the Agreement, as applicable.

                                  ARTICLE II

                         Amendments to the Supplement
                         ----------------------------

        SECTION 2.01 Section 1.3 of the Supplement is hereby modified to add the following to the end of such Section:

        As of May 17, 2001, upon the payment by the Initial Series 2000-1 Certificateholder of an amount equal to $31,600,000 to the Trustee, the Initial Invested Amount shall be increased to $50,000,000.

        SECTION 2.02 On May 17, 2001, the Transferor shall sign on behalf of the Trust and shall deliver to the Trustee pursuant to Section 6.01 of the
                                                       ------------
Agreement, and the Trustee,







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upon receipt, shall so authenticate a Series 2000-1 Certificate with an Initial
Invested Amount of $50,000,000 in the name of the Initial Series 2000-1 Certificateholder and deliver such Series 2000-1 Certificate to the Initial Series 2000-1 Certificateholder upon delivery of the outstanding Series 2000-1 Certificate.

        SECTION 2.03.  Section 2.01 of the Supplement which modifies Section
4.04 of the Agreement is hereby modified by adding the following to Section 4.04(c)(i)(A):

        , provided, however, that, so long as the Early Amortization Period is not occurring, any amounts retained in the Series 2000-1 Principal Collection Sub-subaccount may at the discretion of the Transferor be applied as set forth in accordance with Section 1.6 of the Series 1999-1 Supplement among CSI, CompuCom, PNC Bank, National Association, Market Street Funding Corporation and the Trustee so long as (x) after giving effect to such application the Series 2000-1 Allocated Receivables Amount equals or exceeds the Series 2000-1 Target Receivables Amount and (y) no amounts are outstanding pursuant to (B), (C) or
(D) of this paragraph.

        SECTION 2.04. The definition of "Scheduled Maturity Date" which is set forth in Section 9.1 of the Supplement is hereby replaced in its entirety with the following definition:

        "Scheduled Maturity Date", with respect to the Series 2000-1 Investor
         -----------------------
Certificates, means the Payment Date in October 2003.

        SECTION 2.05. The definition of "Initial Invested Amount" which is set forth in Section 9.1 of the Supplement is hereby replaced in its entirety with the following definition:

        "Initial Invested Amount" means as of October 2, 2000, $25,000,000 and
         -----------------------
as of May 17, 2001, $50,000,000.

        SECTION 2.06. The definition of "Series 2000-1 Termination Date" which is set forth in Section 9.1 of the Supplement is hereby replaced in its entirety with the following definition:

        "Series 2000-1 Termination Date", with respect to Series 2000-1, means
         ------------------------------
the Payment Date in October 2004.

        SECTION 2.07. Upon the execution and delivery of this Amendment, the Trustee is hereby directed to execute and deliver a new Certificate to the Series 2000-1 Certificateholder having an Initial Invested Amount of $50,000,000.

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                                  ARTICLE III

                                 Miscellaneous
                                 -------------

        SECTION 3.01.  Counterparts.  This Amendment may be executed in two or
                       ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

        SECTION 3.02.  Headings.  The headings herein are for purposes of
                       --------
reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

        SECTION 3.03.  Supplement in Full Force and Effect as Amended.  Except
                       ----------------------------------------------
as specifically amended or waived hereby, all of the terms and conditions of the Supplement shall remain in full force and effect. All references to the Supplement in any other document or instrument shall be deemed to mean such Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Supplement, as amended by this Amendment, as though the terms and obligations of the Supplement were set forth herein.

        SECTION 3.04.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                COMPUCOM SYSTEMS, INC.


                                By:  /s/  M. LAZANE SMITH
                                   -------------------------------
                                   Name:  M. Lazane Smith
                                   Title: SVP-CFO




                                CSI FUNDING INC.


                                By:  /s/  DANIEL CELONI
                                   -------------------------------
                                   Name:  Daniel Celoni
                                   Title: Treasurer

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as trustee


                                By:  /s/  CORINE TWIN
                                   -------------------------------
                                   Name:  Corine Twin
                                   Title: Corporate Trust Officer

                                Consented to by 100% of the Series 2000-1
                                Certificateholders:

                                LLOYDS TSB BANK PLC


                                By:  /s/  Michelle White
                                   -------------------------------
                                   Name:  Michelle White
                                   Title: Assistant Vice President
                                            Structured Finance
                                                 W 154



                                By:  /s/  Amy Vespasiano
                                   -------------------------------
                                   Name:  Amy Vespasiano
                                   Title: Director
                                          Structured Finance
                                          V024

                                Consented to by:

                                PNC BANK, NATIONAL ASSOCIATION

                                By:  /s/  John T. Smathers
                                   -------------------------------
                                   Name:  John T. Smathers
                                   Title: Vice President